Exhibit 10.5

JR RESOURCES CORP.

(FOR NON-U.S. AND U.S. SUBSCRIBERS)

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?

The following items in this Subscription Agreement (as defined herein) must be completed. Please initial each box.

All Subscribers

All Subscribers (as defined herein) must complete the information in the boxes on pages 2 and 3.

All Subscribers must sign the execution page of this Subscription Agreement on page 2.

All Subscribers must wire the appropriate funds to the wire transfer instructions contained in Schedule “F”

Non-U.S. Subscribers

Subscribers relying on the “Accredited Investor” exemption under Section 2.3 of NI 45-106 (as defined herein) (except those that are not resident in a province of Canada and not otherwise subject to Canadian Securities Laws (as defined herein)) must complete the Canadian Accredited Investor Status Certificate in Schedule “B”, indicating which category is applicable and sign on page B-5.

•	Subscribers relying on categories (j), (k) or (l) of the “Accredited Investor” exemption (and that do not meet the higher financial asset threshold set out in category (j.1) of Schedule “B”) must complete Exhibit “I” to Schedule “B” and sign on page B-7.

Subscribers resident outside of Canada and the United States (as defined herein) must complete Schedule “C”.

U.S. Subscribers

Subscribers who are in the United States, a U.S. Person (as defined herein) or purchasing securities for the account or benefit of a person or persons that is/are in the United States or U.S. Persons must complete the U.S. Accredited Investor Certificate in Schedule “D”.

Return this executed Subscription Agreement and all applicable Schedules to:

Return by: June 16, 2020	Return to: JR RESOURCES CORP. 241 Ridge Street, Suite 210 Reno, Nevada 89501 Email: richard@jrresourcescorp.com

JR RESOURCES CORP.

241 Ridge Street, Suite 210

Reno, Nevada 89501

together with payment as described herein in the aggregate Subscription Amount set out on the following page, or in such other manner as may be provided for by the Corporation (as defined herein).

JR RESOURCES CORP.

NON-BROKERED SUBSCRIPTION AGREEMENT FOR SUBSCRIPTION RECEIPTS

TO:                      JR RESOURCES CORP. (THE “CORPORATION”), A NEVADA CORPORATION

The undersigned, on its own behalf and, if applicable, on behalf of a Disclosed Principal (as defined herein) for whom it is acting hereunder (the “Subscriber”), hereby irrevocably subscribes for and agrees to purchase that number of subscription receipts of the Corporation (each a “Subscription Receipt”) set out below at a price of US$1.00 per Subscription Receipt (the “Subscription Price”). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Subscription Receipts”, including, without limitation, the terms, representations, warranties, covenants, certifications and acknowledgements set forth in the applicable Schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties, covenants, certifications and acknowledgments contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Subscriber Information and Signature

(Name of Subscriber)

By:
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber’s Residential Address, including Municipality and Province/State)

(Subscriber’s Telephone Number)

(Email Address)

Number of Subscription Receipts:

=

Aggregate Subscription Price: US$
(the “Subscription Amount”)

For Canadian Subscribers Only:

If the Subscriber is signing as agent or trustee for a principal (a “Disclosed Principal”) and is not purchasing as trustee or agent for accounts fully managed by it, so as to be deemed to be purchasing as principal pursuant to NI 45-106 complete the following:

(Name of Disclosed Principal)

(Residential Address of Disclosed Principal)

(Telephone Number of Disclosed Principal)

(Account Reference, if applicable)

It is anticipated that the securities purchased hereunder will be issued through physical certificates.

The Subscriber hereby provides the following registration and delivery instructions in connection with the physical settlement of the Subscription Receipts being purchased hereunder.

Account Registration Information:

(Name)

(Account Reference, if applicable)

(Address, including Postal / Zip Code)

Delivery Instructions:

(Name)

(Account Reference, if applicable)

(Address, including Postal / Zip Code)

(Telephone Number)

(Contact Name)

Number and kind of securities of the Corporation held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any:

For Canadian Subscribers Only:

State whether Subscriber is an Insider of the Corporation (as such term is defined in the Securities Act (Ontario)): Yes ☐ No ☐
State whether Subscriber is a Registrant (as such term is defined in the Securities Act (Ontario)): Yes ☐ No ☐

Execution by the Subscriber above shall constitute an irrevocable offer and agreement by the Subscriber to subscribe for the securities described herein on the terms and conditions herein set out. The Corporation shall be entitled to rely on the delivery of a PDF or facsimile copy of this subscription or a copy delivered by other electronic means, and acceptance by the Corporation of such PDF, facsimile or copy delivered by other electronic means shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms and conditions hereof.

THE CORPORATION IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND THE SUBSCRIPTION RECEIPTS WILL BE SUBJECT TO AN INDEFINITE HOLD PERIOD.

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SUBSCRIPTION RECEIPTS

ARTICLE 1 - INTERPRETATION

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“affiliate” and “distribution” have the respective meanings ascribed to them in the Securities Act (Ontario).

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Canadian Accredited Investor Status Certificate” has the meaning ascribed to such term in Section 4.2(b)(i).

“Canadian Securities Laws” means, collectively, all Securities Laws of each of the provinces of Canada.

“Change of Control Closing” means the decision by the Corporation to exercise all or part of its right to purchase the Dakota Shares, in one or more closings that results in the Corporation acquiring Dakota Shares, when aggregated with the Dakota Shares previously acquired or beneficially owned, that exceed 49.9% of the actually issued and outstanding Dakota Shares, by satisfaction of the conditions set forth in the Dakota Agreement.

“Change of Control Closing Date” means the particular date of the Change of Control Closing that is the Business Day immediately following the date on which all of the conditions and agreements set forth in the Dakota Agreement are satisfied, or such other date as the parties thereto may agree, provided that such Change of Control Closing occurs on or prior to the 5:00 p.m. Vancouver time on October 15, 2020, unless terminated prior thereto by (i) mutual agreement of the Corporation and Dakota or (ii) the purchase by the Corporation of the maximum number of Dakota Shares as provided for in the Dakota Agreement.

“Closing” has the meaning ascribed to such term in Section 4.1.

“Closing Date” has the meaning ascribed to such term in Section 4.1.

“Closing Time” has the meaning ascribed to such term in Section 4.1.

“Control Person” means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an Corporation so as to affect materially the control of the Corporation, or (ii) more than 20% of the outstanding voting securities of an Corporation except where there is evidence showing that the holding of those securities does not affect materially the control of the Corporation.

“Corporation” means JR Resources Corp., a Nevada corporation, and includes any successor corporation to or of the Corporation.

“Dakota” means Dakota Territory Resource Corp., a Nevada corporation.

“Dakota Agreement” means the agreement between the Corporation and Dakota dated May 26, 2020.

“Dakota Shares” means shares of Dakota’s common stock.

“Disclosed Principal” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“Escrow Release Condition” means that the Change of Control Closing has been effected.

“Escrow Release Date” has the meaning ascribed to such term in Section 3.3 hereof.

“Escrow Release Deadline” has the meaning ascribed to such term in Section 3.3 hereof.

“Escrowed Funds” has the meaning ascribed to such term in Section 3.3 hereof.

“Governmental Authority” means any government, parliament, legislature, or any regulatory authority, agency, commission or board of any government, parliament or legislature, or any court or (without limitation to the foregoing) any other law, regulation or rule-making entity (including, without limitation, any stock exchange, securities regulatory authority, central bank, fiscal or monetary authority or authority regulating banks), having jurisdiction in the relevant circumstances.

“including” means including without limitation.

“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators.

“Offering” has the meaning ascribed to such term in Section 3.3.

“Person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Personal Information” means any information about a Person (whether an individual or otherwise) and, with respect to the Subscriber, includes information contained in this Subscription Agreement and the Schedules incorporated by reference herein.

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to Canadian Securities Laws, or a person registered or otherwise required to be registered under Canadian Securities Laws.

“Regulation D” means Regulation D under the U.S. Securities Act.

“Regulation S” means Regulation S under the U.S. Securities Act.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the Selling Jurisdictions.

“Selling Jurisdictions” means all provinces of Canada, pursuant to prospectus exemptions under NI 45-106 and pursuant to the exclusion from the registration requirements of the U.S. Securities Act afforded by Rule 903 of Regulation S; the United States pursuant to Rule 506(b) of Regulation D to U.S. Accredited Investors; and outside of Canada and the United States pursuant to the exclusion from the registration requirements of the U.S. Securities Act afforded by Rule 903 of Regulation S on a private placement or equivalent basis in accordance with applicable laws and provided that any such laws permit offers and sales of the Subscription Receipts without any obligation on the part of the Corporation to prepare or file any registration statement, prospectus or other disclosure document and without triggering any disclosure obligations or submission to the jurisdiction on the part of the Corporation, or as mutually agreed upon by the Corporation.

“Subscriber” means the subscriber for the Subscription Receipts as set out on page 2 of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any Schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“Subscription Price” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“Subscription Receipts” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“Subscription Receipt Certificate” means a subscription receipt certificate to be executed on the Closing Date by the Corporation representing the Subscription Receipts subscribed for hereunder.

“Term Sheet” means the term sheet delivered to potential purchasers of Subscription Receipts, a copy of which is attached hereto as Schedule “A”.

“Underlying Securities” means, collectively, the Underlying Shares and Warrants issuable on conversion of the Subscription Receipts, and the Warrant Shares issuable upon the due exercise of the Warrants.

“Underlying Shares” has the meaning ascribed to such term in Section 3.1 hereof.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D.

“U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“U.S. Subscriber” means a Subscriber of Subscription Receipts who was, at the time of purchase (a) a U.S. Person, (b) any person purchasing the Subscription Receipts on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (c) any person who receives or received an offer to acquire such Subscription Receipts while in the United States, or (d) any person who was in the United States at the time such person’s buy order was made or the Subscription Agreement pursuant to which such Subscription Receipts were acquired was executed or delivered.

“Warrant” has the meaning ascribed to such term in Section 3.1 hereof.

“Warrant Indenture” means the warrant indenture to be entered into between the Corporation and the warrant agent named therein pursuant to which the Warrants will be issued and providing for the definitive terms of the Warrants.

“Warrant Share” has the meaning ascribed to such term in Section 3.1 hereof.

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement and the Schedules, including the symbol “US$”, are expressed in United States dollars.

1.4	Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	-	Term Sheet
Schedule “B”	-	Canadian Accredited Investor Status Certificate
Schedule “C”	-	International Jurisdiction Certificate
Schedule “D”	-	U.S. Accredited Investor Certificate
Schedule “E”	-	Contact Information for Canadian Securities Commissions
Schedule “F”	-	Funds Transfer Instructions

ARTICLE 3- SUBSCRIPTION AND DESCRIPTION OF SUBSCRIPTION RECEIPTS

3.1	Subscription for the Subscription Receipts

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase from the Corporation that number of Subscription Receipts indicated on page 2 of this Subscription Agreement, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 4 hereto. Each Subscription Receipt shall entitle the holder thereof to receive, upon automatic exchange in accordance with the terms of the Subscription Receipt Certificates, which are summarized in the Term Sheet, without payment of additional consideration or further action on the part of the holder thereof, one common share in the capital of the Corporation (each, an “Underlying Share”) and one half (1/2) of one common share purchase warrant of the Corporation (each, a “Warrant”) upon the satisfaction or waiver (to the extent such waiver is permitted) of the Escrow Release Condition at or prior to the Escrow Release Deadline, as more fully described in the Subscription Receipt Certificate. Each Warrant entitles the holder thereof to acquire one common share in the capital of the Corporation (each, a “Warrant Share”) for an exercise price of US$1.50 per Warrant Share for a period of five (5) years following the Escrow Release Date, subject to adjustment in certain events, as will be more fully described in the Warrant Indenture. A summary of material terms of the Subscription Receipts, Underlying Shares and Warrants are set forth in the Term Sheet, reproduced in Schedule “A”; however, reference should be made to the Subscription Receipt Certificate and the Warrant Indenture for the definitive terms of the Subscription Receipts and the Warrants.  In the event of a conflict or inconsistency between the provisions hereof, including the Term Sheet, and the Subscription Receipt Certificate or the Warrant Indenture, as applicable, the Subscription Receipt Certificate or the Warrant Indenture, as applicable, shall be paramount and govern.

THE SUBSCRIBER ACKNOWLEDGES THAT ALL SUBSCRIPTION RECEIPTS WILL BEAR THE FOLLOWING U.S. RESTRICTIVE LEGEND:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

3.2	Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Subscription Receipts, in whole or in part, at any time prior to the Closing Time. The Corporation will be deemed to have accepted this offer upon the Corporation’s execution of the acceptance form of this Subscription Agreement and the delivery (or deposit) of the Subscription Receipts purchased hereunder (if any) in accordance with the provisions of this Subscription Agreement. If this subscription is rejected in whole, any payment delivered by the Subscriber to the Corporation representing the Subscription Amount pursuant to this Subscription Agreement, will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Subscription Receipts which is not accepted will be promptly returned to the Subscriber by the Corporation without interest or deduction.

3.3	Offering

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges that the Subscription Receipts subscribed to hereunder form part of an offering of up to 14,000,000 Subscription Receipts for aggregate gross proceeds of up to approximately US$14,000,000 directly by the Corporation, to be issued and sold by the Corporation pursuant to the Subscription Agreement and the Subscription Receipt Certificates (the “Offering”).;

On the Closing Date, the gross proceeds raised in connection with the Offering (collectively, the “Subscription Proceeds”) will be delivered to and held in escrow on behalf of the subscribers of Subscription Receipts (including the Subscriber) by the Corporation in a segregated account and invested in an interest bearing account, short-term obligations of, or guaranteed by, the Government of Canada or any other investments that may be approved by the Corporation (the Subscription Proceeds, together with all interest and other income earned thereon, the “Escrowed Funds”), pending the satisfaction or waiver (to the extent such waiver is permitted) of the Escrow Release Condition at or prior to the Escrow Release Deadline, in accordance with the provisions of the Subscription Receipt Certificates.

The Escrowed Funds will be released to the Corporation upon the satisfaction or waiver (to the extent such waiver is permitted) of the Escrow Release Condition at or before the Escrow Release Deadline, at which time each Subscription Receipt shall automatically be exchanged for one Underlying Share and one half (1/2) of one Warrant (such date hereinafter referred to as the “Escrow Release Date”). Unless the consent of holders of not less than 66 2/3% of the then outstanding Subscription Receipts is obtained pursuant to the terms of the Subscription Receipt Certificates, in the event that the Escrow Release Condition is not satisfied at or before 5:00 p.m. (Vancouver time) on October 15, 2020 (as the same may be extended in accordance with the terms of the Subscription Receipt Certificates) (the “Escrow Release Deadline”), the Corporation will return to each holder of Subscription Receipts, an amount equal to the aggregate Subscription Price for the Subscription Receipts held by such holder plus a pro rata share of any interest or other income earned on the Subscription Proceeds, less applicable withholding tax, if any. The Corporation shall use its commercially reasonable efforts to meet the Escrow Release Deadline prior to October 15, 2020. To the extent that the Escrowed Funds are insufficient to pay such amounts to the holders of the Subscription Receipts, the Corporation will be liable for and will be required to contribute such amounts as are necessary to satisfy any shortfall.

The description of the Subscription Receipts, the Underlying Shares and the Warrants contained in the Term Sheet and this Agreement is a summary only and is subject to the provisions of the Subscription Receipt Certificates and the Warrant Indenture.

3.4	Subscription Receipts

The Subscription Receipts will be created and issued pursuant to the Subscription Receipt Certificates. The specific attributes of the Subscription Receipts will be set forth in Subscription Receipt Certificates, which provide, among other things, that following the Escrow Release Condition having been satisfied or, if capable of waiver and permitted to be waived, waived by the necessary parties at or prior to the Escrow Release Deadline, each Subscription Receipt will be automatically exchanged, without payment of any additional consideration or any further action by the holder thereof, for one Underlying Share and one Warrant.

The Subscription Receipt Certificates will provide that, at Closing, the Subscription Proceeds will be held in escrow in a segregated account by the Corporation pursuant to the terms of the Subscription Receipt Certificates and the Corporation shall issue the Subscription Receipts to the subscribers of Subscription Receipts (including the Subscriber) at the Closing. The Subscription Proceeds will be held in escrow in a segregated account by the Corporation on behalf of the subscribers of Subscription Receipts (including the Subscriber) and invested in an interest bearing account, short-term obligations of, or guaranteed by, the Government of Canada or any other investments that may be approved by the Corporation pending the Escrow Release Condition being satisfied or waived (to the extent such waiver is permitted).

The Escrowed Funds will be released to the Corporation promptly following the date that the Escrow Release Condition has been satisfied or waived (to the extent such waiver is permitted) by the necessary parties at or before the Escrow Release Deadline, at which time each Subscription Receipt shall automatically be exchanged for one Underlying Share and one half (1/2) of one Warrant. The Warrants shall be governed by the Warrant Indenture and issued in accordance with the terms and conditions contained therein. In the event the Escrow Release Condition is not satisfied or waived (to the extent permitted) at or before the Escrow Release Deadline (as the same may be extended in accordance with the terms of the Subscription Receipt Certificates), the Corporation will return to the holders of the Subscription Receipts an amount equal to the aggregate Subscription Price for the Subscription Receipts held by such holder plus a pro rata share of any interest or other income earned on the Subscription Proceeds, less applicable withholding tax, if any.

The Subscriber, on its own behalf and on behalf of each beneficial purchaser, if any, for whom it is contracting under this Subscription Agreement, acknowledges and agrees that the rights of the holders of the Subscription Receipts may be modified under the Subscription Receipt Certificates, pursuant to an ordinary resolution approved either: (i) by holders of Subscription Receipts at a meeting of at which there are present in person or by proxy holders holding in the aggregate more than 25% of the total number of Subscription Receipts then outstanding by the affirmative vote of holders voting as a single class who hold in the aggregate not less than 50% of the total number of Subscription Receipts represented in person and by proxy at the meeting and voted on the resolution; or (ii) by written consent of holders of Subscription Receipts representing at least 50% of the outstanding Subscription Receipts.

The foregoing description of the Subscription Receipts is a summary only and is subject to the detailed provisions of the Subscription Receipt Certificates pursuant to which the Subscription Receipts will be issued. In the event of any inconsistency between the provisions hereof and the provisions of a Subscription Receipt Certificate, the provisions of the Subscription Receipt Certificate will prevail and take precedence.

ARTICLE 4 - CLOSING

4.1	Closing

Delivery and sale of the Subscription Receipts and payment of the aggregate Subscription Amount will be completed (the “Closing”) at the offices of the Corporation’s Canadian counsel, Stikeman Elliott LLP, in Toronto, Ontario, Canada at 9:00 a.m. (Toronto time) (the “Closing Time”) on or about June 30, 2020, or such other place or date or time as the Corporation may permit (the “Closing Date”) and for greater clarity, there may be more than one closing date. If on or prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation or waived by the Corporation, the Subscriber shall deliver to the Corporation a completed Subscription Agreement and payment of the aggregate Subscription Amount for the Subscription Receipts purchased, against physical delivery by the Corporation of certificates representing the Subscription Receipts or delivery by the Corporation of such other evidence of issue of the Subscription Receipts as the Corporation may permit in accordance with the Subscription Receipt Certificates, and such other documentation as may be required pursuant to this Subscription Agreement or the Subscription Receipt Certificates. The Subscriber will take up, purchase and pay for the Subscription Receipts purchased hereunder at the Closing upon acceptance of this offer by the Corporation.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than the physical delivery by the Corporation of Subscription Receipt Certificates or the delivery by the Corporation of such other evidence of issue of the Subscription Receipts as the Corporation may permit in accordance with the Subscription Receipt Certificates) have not been complied with to the satisfaction of the Corporation, or waived by the relevant party, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

It is anticipated that the securities purchased hereunder will be issued through physical certificates or through book entry or such other electronic means as the Corporation may in its discretion determine on the Closing Date.

4.2	Conditions of Closing

The Subscriber acknowledges and agrees that the Corporation is relying on the truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions prior to the Closing Time:

(a)	on or about June 23, 2020,

(i)	the Subscriber having delivered a properly completed and signed Subscription Agreement (including all applicable Schedules hereto) to the Corporation at the address below, and having made payment arrangements for the Subscription Amount in a manner acceptable to the Corporation:

JR RESOURCES CORP.

241 Ridge Street, Suite 210

Reno, Nevada 89501

Attention:           Richard Silas

Email:                   richard@jrresourcescorp.com

(ii)	if the Subscriber is resident of Canada or otherwise subject to Canadian Securities Laws, the Subscriber having properly completed, signed and delivered (A) Schedule “B” (the Canadian Accredited Investor Status Certificate) attached hereto, and (B) Exhibit “I” to Schedule “B” if subscribing under categories (j), (k) or (l) of the Canadian Accredited Investor Status Certificate;

(iii)	if the Subscriber is resident outside of Canada and the United States, the Subscriber having properly completed, signed and delivered Schedule “C” (the International Jurisdiction Certificate) attached hereto; and

(iv)	if the Subscriber is a U.S. Subscriber, the Subscriber having property completed, signed and delivered Schedule “D” (the U.S. Accredited Investor Certificate) attached hereto;

(b)	the Subscriber having executed and returned to the Corporation, at the Corporation’s request, all other documents as may be required by the Securities Laws for delivery by the Corporation on behalf of the Subscriber;

(c)	the Corporation having obtained all necessary approvals and consents in respect of the Offering; and

(d)	the issue and sale of the Subscription Receipts being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum or similar disclosure document under applicable securities legislation relating to the sale of the Subscription Receipts, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or registration statement or deliver an offering memorandum.

ARTICLE 5 – REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

5.1	Representations, Warranties and Covenants of the Corporation

The Corporation represents and warrants to Subscriber as follows:

(a)	The Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all requisite power and authority to execute and deliver this Subscription Agreement, to issue and sell the Subscription Receipts, to carry out the provisions of the Subscription Agreement, and to conduct its business and activities as they are now being conducted.

(b)	This Subscription Agreement is a legal, valid, and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application or by general principles of equity.

(c)	The Subscription Receipts that are being purchased by Subscriber when issued, sold and delivered in accordance with the terms of this Subscription Agreement and the Subscription Receipt Certificate, upon the Corporation’s receipt of the Subscription Amount, will be duly and validly issued, and will be free of restrictions on transfer other than restrictions on transfer under this Subscription Agreement and applicable Canadian and United States state and federal securities laws.

(d)	To the Corporation’s knowledge, the operations of the Issuer are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any government or Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Issuer or any Subsidiary with respect to the Money Laundering Laws is pending, or to the knowledge of the Issuer is threatened.

(e)	The Corporation has conducted and is conducting its business in compliance in all material respects with all applicable laws and regulations of each jurisdiction in which it carries on business or holds assets (including all applicable federal, state, municipal and local environmental anti-pollution and licensing laws, regulations and other lawful requirements of any governmental or regulatory body, including all Governmental Authorities), holds all permits, licenses and like authorizations necessary for it to carry on its business in each jurisdiction where such business is carried on that are material to the conduct of the business of the Corporation.

(f)	There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Corporation’s knowledge, currently threatened against the Corporation. The Corporation is not a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

ARTICLE 6 - ACKNOWLEDGEMENTS, REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1	Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The Subscriber confirms that it:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Subscription Receipts, including the potential loss of its entire investment;

(ii)	is aware of the characteristics of the Subscription Receipts and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Subscription Receipts.

(b)	The Subscriber is resident, or if not an individual has its head office, in the jurisdiction set out on page 2 of this Subscription Agreement and intends that the Securities Laws of that jurisdiction govern the Subscriber’s subscription. Such address was not created and is not used solely for the purpose of acquiring the Subscription Receipts and the Subscriber was solicited to purchase in only such jurisdiction.

(c)	If the Subscriber is not a Person resident in Canada, the subscription for the Subscription Receipts by the Subscriber is being made pursuant to exemptions under, and does not contravene any of the applicable Securities Laws in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Corporation to prepare and file a prospectus or similar document or to register the Subscription Receipts or the Underlying Securities, or to be registered with or to file any report or notice with any governmental or regulatory authority or to comply with any continuous disclosure obligations, in each case, under the applicable Securities Laws of the jurisdiction in which the Subscriber resides.

(d)	As applicable, the Subscriber has properly completed, signed and delivered to the Corporation this Subscription Agreement, Schedule “B” (Canadian Accredited Investor Status Certificate) and, if applicable, Exhibit “I” to Schedule “B” attached hereto, Schedule “C” (International Jurisdiction Certificate), and Schedule “D” (U.S. Accredited Investor Certificate) attached hereto, and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(e)	The Subscriber is aware that the Subscription Receipts (and the Underlying Securities) have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and that the Subscription Receipts (and the Underlying Securities) may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and applicable state Securities Laws or compliance with the requirements of an exemption from registration therefrom and it acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act or applicable state Securities Laws in respect of any such securities; accordingly, the Subscription Receipts (and the Underlying Securities) are (or will be when issued) “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act.

(f)	Unless the Subscriber has properly completed, signed and delivered Schedule “D” attached hereto (in which case the Subscriber makes the representations and warranties therein), the Subscriber, or beneficial purchaser, if any, for whom it is acting as trustee or agent:

(i)	is not a U.S. Person and is not acquiring the Subscription Receipts for the account or benefit of a U.S. Person or a Person in the United States;

(ii)	acknowledges an agrees that the Subscription Receipts have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Subscription Receipts and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(iii)	acknowledges and agrees that offers and sales of any of the Subscription Receipts or the Underlying Securities prior to the expiration of a period of one year after the date of the issuance of such securities (such one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in compliance with applicable state securities laws, and the Subscriber and any transferee of the such securities agree not to engage in hedging transactions involving such securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in compliance with applicable state securities laws;

(iv)	understands that the Corporation is the seller of the Subscription Receipts and the Underlying Securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of the securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; the Subscriber agrees that it will not, during the Distribution Compliance Period described in Regulation S, act as a distributor, either directly or through any affiliate, or offer, sell, transfer, or otherwise dispose of the Subscription Receipts or the Underlying Securities other than (i) to or for the account or benefit of a person outside the United States or a non-U.S. Person and in compliance with Regulation S, (ii) pursuant to an effective registration statement under the U.S. Securities Act and in compliance with all applicable state securities laws, or (iii) pursuant to an available exemption from registration under the U.S. Securities Act and all applicable state securities laws, and in each case, the Corporation has consented to such sale, transfer or other disposition; the Subscriber understands that the Corporation will refuse to transfer the Subscription Receipts or the Underlying Securities absent compliance with the foregoing;

(v)	acknowledges and understands that in the event the Subscription Receipts or the Underlying Securities are offered, sold or otherwise transferred by the Subscriber prior to the expiration of the Distribution Compliance Period specified in Regulation S, the purchaser or transferee must agree not to resell such securities except in compliance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration, and in each case, in compliance with all applicable state securities laws; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and

(vi)	acknowledges and agrees that the Subscription Receipts and the Underlying Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption therefrom, including in accordance with Rule 144 under the U.S. Securities Act (“Rule 144”), if available; the Subscriber acknowledges that the Subscription Receipts or the Underlying Securities will be subject to a minimum hold period of at least one year under Rule 144 from the date of issuance; the Subscriber acknowledges that it has been advised to obtain independent legal and professional advice on the requirements of Rule 144, and that the Subscriber has been advised that resales of the Subscription Receipts or the Underlying Securities may be made only under certain circumstances; the Subscriber understands that to the extent that Rule 144 is not available, the Subscriber may be unable to sell any of the Subscription Receipts or the Underlying Securities without either registration under the U.S. Securities Act or the availability of another exemption or exclusion from such registration requirements, and in all cases pursuant to exemptions from applicable securities laws of any applicable state of the United States.

(g)	The Subscriber undertakes and agrees that it will not offer or sell any of the Subscription Receipts (or the Underlying Securities) in the United States or to, or for the account or benefit of U.S. Persons, unless such securities are registered under the U.S. Securities Act and the Securities Laws of all applicable states of the United States, or an exemption from such registration requirement is available, and further that the Subscriber will not resell or transfer the Subscription Receipts (or the Underlying Securities) subscribed for hereunder except in accordance with the provisions of the Corporation’s constating documents, applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

(h)	The Subscriber confirms that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act.

(i)	The Subscriber is not purchasing the Subscription Receipts and the Underlying Securities as the result of any “directed selling efforts” (as defined in Rule 902(c) of Regulation S).

(j)	The Subscriber acknowledges and agrees that the Warrants may not be exercised by, or for the account or benefit of, a U.S. Person or a person in the United States unless an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available to the holder and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect or, at the Corporation’s option, as applicable, other evidence of exemption satisfactory to the Corporation; provided, however, that the original Subscriber that purchased the Subscription Receipts in the Offering for its own account or for the account or benefit of a Disclosed Principal, and properly completed either Schedule “B” (Canadian Accredited Investor Status Certificate) and, if applicable, Exhibit “I” attached thereto, or Schedule “C” (International Jurisdiction Certificate), or Schedule “D” (U.S. Accredited Investor Certificate) of the Subscription Agreement, will not be required to deliver an opinion of counsel in connection with its exercise of the Warrant on its own behalf or on behalf of such Disclosed Principal, provided that it, and such Disclosed Principal, provides a representation to the Corporation as of the date of exercise of the Warrants that all the representations, warranties and covenants made by it herein, including all applicable Schedules hereto, remain true as of the date of the exercise.

(k)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Subscription Receipts and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, if applicable, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l)	The Subscriber is subscribing for the Subscription Receipts as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws) or if it is not subscribing as principal it is acting as agent for a Disclosed Principal (whose identity is disclosed on page 2 of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other Person.

(m)	If the Subscriber is contracting hereunder as trustee or agent for a fully managed account (including for greater certainty, a portfolio manager or comparable advisor) or as trustee or agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription and if the Subscriber is acting as trustee or agent for a Disclosed Principal, who is subscribing as principal for its own account and not for the benefit of any other Person, this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of such Disclosed Principal and the Subscriber acknowledges that the Corporation may be required by applicable laws to disclose to certain regulatory authorities the identity of such Disclosed Principal for whom it is acting.

(n)	In the case of a subscription for the Subscription Receipts by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(o)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscription Receipts as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof, and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscription Receipts as contemplated herein and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or

(iii)	an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by the terms of this Subscription Agreement, to subscribe for the Subscription Receipts contemplated herein and to observe and perform his or her covenants and obligations hereunder.

If the Subscriber, or any Disclosed Principal, is a corporation or a partnership, syndicate, trust association, or any other form of unincorporated organization or organized group of persons, the Subscriber or such Disclosed Principal was not created or being used solely to permit purchases of or to hold securities without a prospectus in reliance on a prospectus exemption.

(p)	There is no Person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

(q)	The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Subscription Receipts.

(r)	If required by applicable Securities Laws, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Subscription Receipts as may be required by any securities commission, stock exchange or other regulatory authority.

(s)	The Subscriber has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated herein, including trading in the Subscription Receipts and Underlying Securities, and with respect to the hold periods imposed by the Securities Laws of the Selling Jurisdiction in which the Subscriber resides and other applicable Securities Laws, and acknowledges that no representation has been made by the Corporation respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are, that the Subscriber is solely responsible (and the Corporation is in any way responsible) for compliance with applicable resale restrictions and that the Subscriber (or others for whom it is contracting hereunder) is aware that it may not resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable Securities Laws and in accordance with the Corporation’s constating documents.

(t)	The Subscriber has not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws) or any sales or advertising literature or media in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Subscription Receipts and the Subscriber’s decision to subscribe for the Subscription Receipts was not based upon, and the Subscriber has not relied upon, any oral or written representations as to facts made by or on behalf of the Corporation, or any employee, agent or affiliate thereof or any other person associated therewith, except as set forth herein. The Subscriber’s decision to subscribe for the Subscription Receipts was based solely upon this Subscription Agreement (including the Term Sheet) and any information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Corporation).

(u)	Neither the Corporation nor any of its directors, employees, officers, affiliates or agents have made any written or oral representations:

(i)	that any Person will resell or repurchase the Subscription Receipts or the Underlying Securities;

(ii)	that any Person will refund all or any part of the Subscription Amount;

(iii)	as to the future price or value of the Subscription Receipts or the Underlying Securities; or

(iv)	that the Corporation is or will become a reporting issuer in any jurisdiction.

(v)	The Subscriber acknowledges and agrees that the Corporation is not a reporting issuer in any jurisdiction and the Corporation cannot and is not representing that the Subscription Receipts (or the Underlying Securities) are or will be listed on the Canadian Securities Exchange, the TSX Venture Exchange, the Toronto Stock Exchange or any other exchange and no market exists for the securities of the Corporation.

(w)	The Subscriber is not purchasing the Subscription Receipts with knowledge of any material information concerning the Corporation that has not been generally disclosed.

(x)	The subscription for the Subscription Receipts has not been made through or as a result of, and the distribution of the Subscription Receipts is not being accompanied by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D), including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(y)	The funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), the United Kingdom’s Proceeds of Crime Act 2002 (the “POCA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, POCA or the PATRIOT Act. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a Person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

6.2	Acknowledgments and Covenants of the Subscriber

The Subscriber acknowledges, covenants and agrees as follows:

(a)	It (i) has received and reviewed a copy of each of the Term Sheet and (ii) has had the opportunity to ask and have answered any and all questions which the Subscriber wished to have answered with respect to the subscription for the Subscription Receipts made hereunder and all such questions have been answered to Subscriber’s full satisfaction, or Subscriber elected to waive such opportunity.

(b)	It is not relying upon the Corporation to conduct any due diligence investigation on behalf of the Subscriber concerning the Offering, the Subscription Receipts, the Underlying Securities or the Corporation’s business, management, financial position or condition.

(c)	The offer of the Subscription Receipts does not constitute a recommendation to purchase the Subscription Receipts or financial product advice and the Subscriber acknowledges that the Corporation has not had regard to the Subscriber’s particular objectives, financial situation or needs.

(d)	There are risks associated with the purchase of the Subscription Receipts and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits of Subscription Receipts nor have any such agencies or authorities made any recommendations or endorsement with respect to the Subscription Receipts.

(e)	The Subscription Receipts (and the Underlying Securities) may be subject to indefinite statutory resale restrictions under the Securities Laws of the Selling Jurisdiction in which the Subscriber resides and under other applicable Securities Laws, and the Subscriber covenants that it will not resell the Subscription Receipts (or the Underlying Securities) except in compliance with such applicable Securities Laws and the Corporation’s constating documents and the Subscriber acknowledges that it is solely responsible (and the Corporation is in any way responsible) for such compliance.

(f)	The Subscriber’s ability to transfer the Subscription Receipts (and the Underlying Securities) is limited by, among other things, applicable Securities Laws.

(g)	The Subscription Receipts and the Underlying Securities shall have attached to them, whether on certificates that may be issued or otherwise, a legend setting out resale restrictions under applicable Securities Laws substantially in the following form (and with the necessary information inserted):

THE SECURITIES REPRESENTED HEREBY [for Subscription Receipts, insert: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] [for Warrants, insert: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

[For Warrants, insert: “THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THESE SECURITIES AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”]

[For Canadian Subscribers only, insert additional legend for Subscription Receipts and Warrants: “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [CLOSING DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”]

(h)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Subscription Receipts pursuant to such exemption:

(i)	certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission, or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.

(i)	In purchasing the Subscription Receipts, the Subscriber has relied solely upon this Subscription Agreement (including, for greater certainty, the Term Sheet), and not upon: (i) any videos or other materials purporting to describe the business and affairs of the Corporation; and (ii) any verbal or written representation as to any fact or otherwise made by or on behalf of the Corporation or any of its respective directors, officers, employees, agents or representatives.

(j)	The offer, issuance, sale and delivery of the Subscription Receipts is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Subscription Receipts under the Securities Laws of the Selling Jurisdictions or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus.

(k)	The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber. However there is no assurance that any future financings will be available, on reasonable terms or at all, and if not so available, could have a material adverse effect on the Corporation’s business, financial condition, performance or prospects.

(l)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement and is not relying on the Corporation’s counsel in this regard.

(m)	This offer to subscribe is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation.

(n)	There is no government or other insurance covering the Subscription Receipts.

(o)	The Subscriber is aware that there is no minimum gross proceeds amount under the Offering, the Corporation may close on any amount and the Subscriber may be the only purchaser under the Offering and the funds available under the Offering may not be sufficient for the Corporation to accomplish its proposed objectives. While the Corporation is seeking to raise up to $14,000,000 pursuant to the Offering there is no guarantee that the Corporation will successfully raise such amount pursuant to the Offering. Further, raising such amount pursuant to the Offering may take longer to close than expected. The Subscriber acknowledges that the failure of the Corporation to raise up to $14,000,000 pursuant to the Offering, or unexpected delays in closing the Offering for up to $14,000,000 could materially adversely affect the Corporation’s performance and prospects, including in particular its capacity to complete its business objectives. The Subscriber further acknowledges that the Corporation may increase the size of the Offering and/or offer or sell additional securities concurrently with the Offering without notice to the Subscriber, which may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber.

(p)	The Subscriber is aware that the Corporation is a non-reporting issuer and for whose securities there is no market whatsoever.

(q)	Legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Subscriber.

(r)	The Subscriber acknowledges that any financial projections, assumptions or estimates delivered or communicated to Subscriber are not statements of fact and that no representation or warranties are made, by the Corporation or any officer, director, shareholder, employee or agent thereof, with respect to the accuracy of such projections, assumptions or estimates or with respect to the future operations or the amount of any future income or loss of the Corporation.

(s)	The Subscriber understands and acknowledges that the Corporation is not obligated to file, and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities regulatory authority any registration statement in respect of resales of the Securities.

(t)	The Subscriber consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described in this Subscription Agreement.

6.3	Further Acknowledgements of the Subscriber

The Subscriber acknowledges that this Subscription Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering and complying with the Corporation’s U.S. and Canadian regulatory requirements, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Subscription Receipts under the Securities Laws, other applicable securities laws and completing filings that may be required by any stock exchange or securities regulatory authority or by any U.S. state, local or municipal regulatory authority. The Subscriber hereby acknowledges, agrees and consents to: (a) the disclosure of Personal Information to each of the Corporation, a stock exchange, securities regulatory authorities, the Canada Revenue Agency or other taxing authorities, and any of the other parties involved in the Offering, including legal counsel to the Corporation, and that Personal Information may be included in record books in connection with the Offering; and (b) the collection, use and disclosure of Personal Information by the Corporation for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Corporation’s business, including, without limitation, determining the Subscriber’s eligibility to purchase the Subscription Receipts under the Securities Laws and other applicable Securities Laws and completing filings required by any stock exchange or securities regulatory authority. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section on behalf of each Disclosed Principal, as applicable.

The Subscriber hereby acknowledges and consents to the collection, use, and disclosure of Personal Information by the applicable provincial securities commission, including the publishing or otherwise making available to the public Personal Information including, for individuals, their name, number and type of securities purchased, the purchase price therefor, and their insider or registrant status, if applicable, and for non-individual Subscribers, the above information and their address, contact person name and telephone number and the exemption relied upon. The Subscriber acknowledges and agrees that the Subscriber has been notified by the Corporation, (i) of the delivery to securities regulatory authorities of Personal Information pertaining to the Subscriber included in Schedule 1 and 2 (if any) of Form 45-106F1, including, without limitation, the full name, residential address and telephone number of the Subscriber, the number and type of securities purchased and the total purchase price paid in respect of the Subscription Receipts, (ii) that this information is being collected indirectly by securities regulatory authorities under the authority granted to it in applicable securities legislation, (iii) that this information is being collected for the purposes of the administration and enforcement of such securities legislation, (iv) that the title, business address and business telephone number of the public official in each of the provinces of Canada who can answer questions about the applicable securities regulatory authorities’ indirect collection of the information is as listed in Schedule “E” hereto. The Subscriber and any beneficial subscriber consent to such disclosure of its Personal Information.

6.4	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its legal counsel in determining the Subscriber’s eligibility (and if applicable, the eligibility of the Disclosed Principal) to purchase the Subscription Receipts. The Subscriber further agrees that by accepting the Subscription Receipts, the Subscriber shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein (including in any applicable Schedule attached hereto) which takes place prior to the Closing Time.

ARTICLE 7- SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Subscriber for a period of two (2) years after the Closing Date, in each case notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto.

7.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Corporation for a period of two (2) years after the Closing Date, in each case notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Subscription Receipts.

ARTICLE 8 - MISCELLANEOUS

8.1	Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

8.2	Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted electronically tested prior to transmission to such party, as follows:

(i)	in the case of the Corporation, to:

JR RESOURCES CORP.
241 Ridge Street, Suite 210

Reno, Nevada 89501

Attention:	Richard Silas
Email:	richard@jrresourcescorp.com

(ii)	in the case of the Subscriber, at the address specified on the face page hereof.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted electronically, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

8.3	Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

8.4	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

8.5	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of Nevada and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of Nevada.

8.6	Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

8.7	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties adopt any signatures received by PDF or a receiving fax machine as original signatures of the parties. If less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

8.8	Indemnity

The Subscriber agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisers, shareholders and affiliates from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

8.9	Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

8.10	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

8.11	Language

The parties have specifically requested that this Subscription Agreement and all of the documents relating to the subscription and notices hereunder be drafted in the English language. Les parties ont explicitement requis que cette convention de souscription et tous les documents reliés à cette souscription et les avis reliés soient rédigés en anglais.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

The Corporation hereby accepts the subscription for Subscription Receipts as set forth on page 2 of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules) this ____ day of ______________, 2020.

JR RESOURCES CORP.

Per:

Authorized Signing Officer

SCHEDULE “A”

Term Sheet

Issuer:	JR Resources Corp. (the “Corporation”).
Type of Transaction:	Private placement (the “Offering”) of subscription receipts (the “Subscription Receipts”).
Size of Offering:	Up to US$14,000,000 (the “Subscription Proceeds”).
Subscription Price:	US$1.00 per Subscription Receipt (the “Subscription Price”).
Subscription Receipts:

Each Subscription Receipt will entitle the holder thereof to receive, without payment of additional consideration or further action on the part of the holder thereof, one common share in the capital of the Corporation (each, an “Underlying Share”) and one half (1/2) of one common share purchase warrant of the Corporation (each whole warrant, a “Warrant”) upon the satisfaction or waiver (to the extent such waiver is permitted) of the Escrow Release Condition at or prior to the Escrow Release Deadline.

Each Warrant shall entitle the holder thereof to acquire one common share in the capital of the Corporation (each, a “Warrant Share”) for an exercise price of US$1.50 per Warrant Share for a period of five (5) years following the Escrow Release Date, subject to adjustment in certain events, as will be more fully described in the Warrant Indenture.

The Subscription Receipts will be represented by a subscription receipt certificate (the “Subscription Receipt Certificate”) issued by the Corporation.

Escrow of Funds:

The aggregate Subscription Proceeds in respect of the Subscription Receipts (the “Escrowed Funds”) will be held in escrow in a segregated account by the Corporation pursuant to the Subscription Receipt Certificates pending the satisfaction of the Escrow Release Condition.

Upon satisfaction of the Escrow Release Condition on or prior to the Escrow Release Deadline (as defined below), the Escrowed Funds will be released to the Corporation.

Unless the consent of holders of not less than 66 2/3% of the then outstanding Subscription Receipts is obtained pursuant to the terms of the Subscription Receipt Certificates, in the event that the Escrow Release Condition is not satisfied at or before 5:00 p.m. (Vancouver time) on October 15, 2020 (as the same may be extended in accordance with the terms of the Subscription Receipt Certificates) (the “Escrow Release Deadline”), the Corporation will return to each holder of Subscription Receipts, an amount equal to the aggregate Subscription Price for the Subscription Receipts held by such holder plus a pro rata share of any interest or other income earned on the Subscription Proceeds, less applicable withholding tax, if any. The Corporation shall use its commercially reasonable efforts to meet the Escrow Release Deadline prior to October 15, 2020. To the extent that the Escrowed Funds are insufficient to pay such amounts to the holders of the Subscription Receipts, the Corporation will be liable for and will be required to contribute such amounts as are necessary to satisfy any shortfall.

A-1

Escrow Release Conditions:

For the purposes hereof, the term “Escrow Release Condition” means the Change of Control Closing has been effected. For purposes of the foregoing:

“Change of Control Closing” means the decision by the Corporation to exercise all or part of its right to purchase shares of common stock (the “Dakota Shares”) of Dakota Territory Resource Corp. (“Dakota”), in one or more closings that results in the Corporation acquiring Dakota Shares, when aggregated with the Dakota Shares previously acquired or beneficially owned, that exceed 49.9% of the actually issued and outstanding Dakota Shares, by satisfaction of the conditions set forth in the Dakota Agreement;

“Change of Control Closing Date” means the particular date of the Change of Control Closing that is the business day immediately following the date on which all of the conditions and agreements set forth in the Dakota Agreement are satisfied, or such other date as the parties thereto may agree, provided that such Change of Control Closing occurs on or prior to the 5:00 p.m. Vancouver time on October 15, 2020, unless terminated prior thereto by (i) mutual agreement of the Corporation and Dakota or (ii) the purchase by the Corporation of the maximum number of Dakota Shares as provided for in the Dakota Agreement; and

“Dakota Agreement” means the agreement between the Corporation and Dakota dated May 26, 2020.

Hold Period:	The securities issued or issuable pursuant to the Offering will be restricted securities under applicable United States federal and state securities laws and will also subject to a customary four month hold period in Canada.
Jurisdictions:	The Offering will be offered (i) to accredited investors in each of the provinces of Canada, on a private placement basis; (ii) to accredited investors in the United States on a private placement basis; and (iii) to investors resident in jurisdictions outside of Canada and the United States, in each case in accordance with all applicable laws provided that no prospectus, registration statement or similar document is required to be filed in such foreign jurisdiction.
Use of Proceeds:	The proceeds from the Offering shall be used for general corporate purposes.
Closing Date:	On or about June 30, 2020 (the “Closing Date”) or such other place or date or time as the Corporation may permit.

A-2

SCHEDULE “B”

Canadian Accredited Investor Status CERTIFICATE

TO BE COMPLETED BY CANADIAN SUBSCRIBERS.

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	JR RESOURCES CORP. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of the Subscription Receipts, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island or Newfoundland and Labrador;

(b)	the Subscriber is purchasing the Subscription Receipts as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 or Section 73.3 of the Securities Act (Ontario) on the basis that the Subscriber fits within one of the categories of an “accredited investor” reproduced below beside which the Subscriber has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Subscriber is purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “I” attached hereto; and

(f)	upon execution of this Schedule “B” by the Subscriber (and if applicable, Exhibit “I” to Schedule “B”), this Schedule “B” (and if applicable, Exhibit “I” to Schedule “B”) shall be incorporated into and form a part of the Subscription Agreement to which this Schedule “B” is attached.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or

(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds C$1,000,000 (completion of Exhibit “I” is also required);

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$5,000,000;

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (completion of Exhibit “I” is also required);

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least C$5,000,000 (completion of Exhibit “I” is also required);

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

☐	(x)	in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Schedule “B” is attached) and the Subscriber acknowledges that this Canadian Accredited Investor Status Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

EXHIBIT “I” TO SCHEDULE “B”

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

THIS “EXHIBIT A” TO SCHEDULE “B” IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN SCHEDULE “B” TO WHICH THIS EXHIBIT “I” IS ATTACHED.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Subscription Receipts	Issuer: JR RESOURCES CORP.

Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of US$ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.
• Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

JR RESOURCES CORP.
241 Ridge Street, Suite 210

Reno, Nevada 89501

Attention:          Richard Silas
Email:                richard@jrresourcescorp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE “C”

INTERNATIONAL JURISDICTION CERTIFICATE

TO BE COMPLETED BY SUBSCRIBERS WHO ARE RESIDENT OUTSIDE OF CANADA AND THE UNITED STATES

Terms not otherwise defined herein will have the definition ascribed thereto in the Subscription Agreement to which this Schedule “C” is attached.

TO:                   JR RESOURCES CORP. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of the Subscription Receipts, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident which would apply to the acquisition of the Subscription Receipts (the “International Jurisdiction”);

(b)	the Subscriber is purchasing the Subscription Receipts pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Subscription Receipts under the applicable Securities Laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)	the applicable Securities Laws of the authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscription Receipts (or Underlying Securities);

(d)	the purchase of the Subscription Receipts by the Subscriber does not trigger:

(i)	any obligation of the Corporation to prepare and file a prospectus, registration statement, offering memorandum or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction;

(ii)	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; or

(iii)	any registration or other similar obligation on the part of the Corporation in the International Jurisdiction;

(e)	the distribution of the Subscription Receipts (and the Underlying Securities) to the Subscriber by the Corporation complies with the laws of the International Jurisdiction;

(f)	the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs (b), (c), (d) and (e) above to the satisfaction of the Corporation, acting reasonably; and

(g)	the Subscriber will not sell, transfer or dispose of the Subscription Receipts (or the Underlying Securities) except in accordance with all applicable Securities Laws of the securities regulators in the International Jurisdiction and the Subscriber acknowledges that the Corporation shall have no obligation to register any purported sale, transfer or disposition.

C-1

The foregoing representations, warranties, covenants and certifications contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Schedule “C” is attached) and the Subscriber acknowledges that this international jurisdiction certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations, warranties and certifications shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	Signed:

Witness (if Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signatory

C-2

SCHEDULE “D”

U.S. ACCREDITED INVESTOR CERTIFICATE

Subscribers that are U.S. Accredited Investors must review and complete the following U.S. Accredited Investor Certificate.

Terms not otherwise defined herein will have the definition ascribed thereto in the Subscription Agreement to which this Schedule “D” is attached.

TO:                   JR RESOURCES CORP. (the “Corporation”)

The undersigned (the “Subscriber”), on behalf of itself and any Disclosed Principal, represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to and with the Corporation and acknowledges that the Corporation is relying thereon that:

(a)	it (and any Disclosed Principal), alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Subscription Receipts and is able, without impairing its financial condition, to hold the Subscription Receipts or the Underlying Securities for an indefinite period of time and to bear the economic risks, and withstand a complete loss, of such investment;

(b)	it (and any Disclosed Principal) acknowledges that the Subscription Receipts and the Underlying Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and will, therefore, be “restricted securities”, as such term is defined under Rule 144(a)(3) under the U.S. Securities Act, and that the offer and sale of the Subscription Receipts to it will be made in reliance upon an exemption from registration available to the Corporation pursuant to Rule 506(b) of Regulation D under the U.S. Securities Act;

(c)	it is purchasing the Subscription Receipts for its own account, or for the account of another U.S. Accredited Investor over which it exercises sole investment discretion, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Subscription Receipts or the Underlying Securities in the United States or to, or for the account or benefit of, U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber (and any Disclosed Principal) from selling or otherwise disposing of any of the Subscription Receipts or the Underlying Securities pursuant to a registration statement effective under the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(d)	it (and any Disclosed Principal) is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must mark “S” for the Subscriber and “DP” for the Disclosed Principal on the appropriate line(s)):

Category 1.	_____	A bank, as defined in section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 2.	_____	A savings and loan association or other institution as defined in section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 3.	_____	A broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934, as amended; or
Category 4.	_____	An insurance company as defined in section 2(a)(13) of the U.S. Securities Act; or
Category 5.	_____	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 6.	_____	A business development company as defined in section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or
Category 7.	_____	A small business investment company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
Category 8.	_____	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or
Category 9.	_____	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or
Category 10.	_____	A private business development company as defined in section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or
Category 11.	_____	An organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or
Category 12.	_____	Any director or executive officer of the Corporation; or
Category 13.	_____	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds U.S.$1,000,000; Note:

(i)	person’s primary residence shall not be included as an asset;
(ii)	indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(ii)	indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

Category 14.	_____	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
Category 15.	_____	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or
Category 16.	_____	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;
(e)	it (and any Disclosed Principal) has not purchased the Subscription Receipts as a result of any form of “general solicitation” or “general advertising” (as used in Rule 502(c) of Regulation D), including, without limitation, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by “general solicitation” or “general advertising”;

(f)	it (and any Disclosed Principal) agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Subscription Receipts or the Underlying Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the transfer is:

(i)	pursuant to a registration statement effective under the U.S. Securities Act and applicable state securities laws; or

(ii)	pursuant to an exemption from registration under the U.S. Securities Act;

and, in either case, it has furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect;

(g)	the Subscription Receipts purchased hereunder and the Underlying Securities issuable upon conversion of the Subscription Receipts will be represented by physical certificates and it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing such securities and all certificates issued in exchange therefore or in substitution thereof, will bear the legends set forth in the Subscription Agreement;

(h)	it (and any Disclosed Principal) has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

(i)	it (and any Disclosed Principal) has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Subscription Receipts;

(j)	it (and any Disclosed Principal) is aware that (i) purchasing, holding and disposing of the Subscription Receipts or the Underlying Securities may have tax consequences under the laws of the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not described in this Subscription Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in the Subscription Receipts; and

(k)	it (and any Disclosed Principal) acknowledges that the representations, warranties and covenants contained in this Schedule “D” are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility to purchase the Subscription Receipts. It (and any Disclosed Principal) agrees that by accepting the Subscription Receipts, it shall be representing and warranting that the representations and warranties above are true as at the Closing and as at the date of conversion of Subscription Receipts for the Underlying Securities with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of the Subscription Receipts and shall continue in full force and effect notwithstanding any subsequent disposition by it of the Subscription Receipts.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber (and any Disclosed Principal) set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

SCHEDULE “E”
CONTACT INFORMATION FOR CANADIAN SECURITIES COMMISSIONS

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Email (regarding indirect collection of information): FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330
Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact regarding indirect collection of information: Secrétaire générale

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Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Financial and Consumer Affairs Authority of Saskatchewan
 Suite 601 - 1919 Saskatchewan Drive
Regina, Saskatchewan S4P 4H2
Telephone: (306) 787-5879
Facsimile: (306) 787-5899
Public official contact regarding indirect collection of information: Director

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

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SCHEDULE “F”
ACCOUNT INFORMATION FOR FUNDS

Beneficiary Name, Address and Account Number:

JR Resources Corp.

610 – 815 Hastings St W

Vancouver, BC V6C 1B4

Account Number: 04-08816

Beneficiary Bank:

Canadian Imperial Bank of Commerce

400 Burrard Street,

Vancouver, B.C. V6C 3A6

Canada

Institution #010

Swift Address: CIBCCATT

Transit #00010

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